                                [GRAPHIC OMITTED]

JARDINE FLEMING
INDIA FUND, INC.

CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

Objective                                                                     1
--------------------------------------------------------------------------------
Management                                                                    1
--------------------------------------------------------------------------------
Market Information                                                            1
--------------------------------------------------------------------------------
Highlights                                                                    3
--------------------------------------------------------------------------------
Investment Review                                                             4
--------------------------------------------------------------------------------
Major Holdings                                                                7
--------------------------------------------------------------------------------
Investment Portfolio                                                          9
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                          13
--------------------------------------------------------------------------------
Statement of Operations                                                      14
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                          15
--------------------------------------------------------------------------------
Financial Highlights                                                         16
--------------------------------------------------------------------------------
Notes to Financial Statements                                                17
--------------------------------------------------------------------------------
Report of Independent Accountants                                            22
--------------------------------------------------------------------------------
Other Information                                                            23
--------------------------------------------------------------------------------
Dividend Reinvestment Plan                                                   24
--------------------------------------------------------------------------------

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

OBJECTIVE
--------------------------------------------------------------------------------
Jardine Fleming India Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund may also invest up to 10% of its assets in equity securities of companies in Pakistan, Sri Lanka and Bangladesh.

The Fund provides investors with an opportunity to participate in the emerging economies of India and its neighbors. The Indian government introduced a structural reform program in 1991 which led to the adoption of more liberal and free market economic policies. Liberalization of investment restrictions has enabled foreign institutional investors such as the Fund to have access to the increasing investment opportunities created by India's reforms.

MANAGEMENT
--------------------------------------------------------------------------------
Jardine Fleming International Management Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio.

With the completion of the merger between Robert Fleming Holdings Ltd. and The Chase Manhattan Corporation ("Chase") in October 2000, and the subsequent merger between Chase and JP Morgan & Co. Incorporated in December 2000, JFIM became part of JP Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC will operate globally under the name of JP Morgan Fleming Asset Management ("JPMFAM"), although in Asia it will use the sub-brand JF Asset Management. The investment philosophy of JPMFAM is to maintain two distinct and separate investment processes for their equity products and no change is anticipated in the management of the Fund.

Mr. Edward Pulling continues as the portfolio manager of the Fund. Mr. Pulling has worked in the Asia Pacific region for more than eleven years as of December 2000.

MARKET INFORMATION
--------------------------------------------------------------------------------
JARDINE FLEMING INDIA FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "JFI") AND THE MARKET PRICE IN US DOLLARS IS PUBLISHED IN:
--------------------------------------------------------------------------------

o   The Wall Street Journal (daily)

o   The Asian Wall Street Journal (daily)

o   Reuters (page JFIC)

o   The New York Times (daily)

o   Barron's (each Saturday)

                                    --- 1 ---
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JARDINE FLEMING
INDIA FUND, INC.

MARKET INFORMATION (concluded)
--------------------------------------------------------------------------------
THE NET ASSET VALUE PER SHARE IS CALCULATED WEEKLY AND PUBLISHED IN US DOLLARS
IN:
--------------------------------------------------------------------------------

o   The Wall Street Journal (under "Closed-End Funds" each Monday)

o   The Asian Wall Street Journal (under "Publicly Traded Funds" each Monday)

o   Reuters (page JFIC)

o   South China Morning Post in Hong Kong (first Thursday of every month)

o   The New York Times (each Sunday)

o   Barron's (each Saturday)

Additional information (including updated Net Asset Value and Market Price) may be obtained through the Fund's dedicated toll-free number, 800-757-0590.

To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call toll-free 800-426-5223.

                                    --- 2 ---
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JARDINE FLEMING
INDIA FUND, INC.

HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      AT                      AT
                                              NOVEMBER 30, 2000       NOVEMBER 30, 1999
---------------------------------------------------------------------------------------
Net Assets                                     US$90,759,731           US$160,859,210
Shares Outstanding                                 6,549,252               11,307,169
Net Asset Value                                     US$13.86                 US$14.23

MARKET DATA
Market Price on New York Stock Exchange            US$9.7500                US$9.4375
Discount to Net Asset Value                             29.7%                    33.7%

TOTAL RETURN
Net Asset Value                                         -2.6%(1)                117.9%(2)
Market Price                                             3.3%(1)                 86.4%(2)
Bombay Stock Exchange ("BSE")                          -15.2%(1)                 76.2%(2)
 National 100 Index

         NET ASSET VALUE AND MARKET PRICE VS. BSE NATIONAL 100 INDEX(3)







                               [graphic omitted]









(1)   For the year ended November 30, 2000.

(2)   For the year ended November 30, 1999.

(3) Based on initial net asset value and market price of $13.85 and $15.00, respectively.

                                    --- 3 ---
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[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT REVIEW
--------------------------------------------------------------------------------
Dear Fellow Shareholders

Your Fund has had another active year in terms of both the stock market and the corporate activity initiated by your Board in an endeavor to provide greater shareholder value. This year has witnessed unprecedented volatility for investors in the Indian stock market with share prices being buffeted by a myriad of domestic factors and the gyrations of the American Nasdaq market. Whilst the operating conditions for your Fund's investments remain sound, the price at which investors are willing to buy to capture the growth of these companies has varied widely.

Your Fund over its recent financial year, being from December 1, 1999 to November 30, 2000, experienced a 2.6% decline in its net asset value ("NAV"). This decline, whilst disappointing, does compare well with both the Fund's benchmark index, the BSE 100 Index, which declined 15.2% over the same period, and with the performance of its peer group funds investing in the Indian market, which declined an average 22%, as measured by Micropal. The relative outperformance of your Fund against its benchmark was achieved through several strategic investment decisions that included, early in the year, an overweight exposure in the telecommunication equipment sector, an underweight position in the technology sector ahead of Nasdaq's autumn collapse, whilst any cash, being retained in U.S. dollars, reduced the effect of the Rupee's 7% depreciation against the dollar through the fiscal year.

The fiscal year commenced well for your Fund. At the macro level the recent return to power of the Bharatiya Janata Party ("BJP") combined with economic data indicating that the economy could grow at levels higher than 7% positively affected sentiment. Further, a very strong Nasdaq market led to great demand, from both overseas and domestic investors, for India's technology issues which are now listed on both the Nasdaq market as well as the Indian exchanges. Simultaneously, relief at the passing of the Y2K factor with no serious problems and strong demand from domestic Indian investors migrating from low-yielding bank deposits into well-managed private sector mutual funds provided additional support for a market that rose some 70% in our Fund's first quarter.

As is normal in the Indian market, anticipation of an encouraging budget lifted sentiment ahead of the end-February event that, this year, marked the market's high of the year given the budget's rather uninspired content. The Finance Minister failed to meet investors' aspirations of any market-friendly measures and, rather, amended tax laws to the detriment of the fixed income mutual fund sector, which cooled mutual fund inflows and raised the cost of borrowing. Shortly thereafter the Nasdaq market peaked leading to a reevaluation, particularly of the global technology sector, and a fall across virtually all global markets. The scramble to liquidate holdings became intense, led by those investors for whom India was a non-benchmark bet. The BSE 100 fell almost 50% in less than 3 months with even a visit by President Clinton failing to reverse sentiment.

Adding to the misery was a growing perception that India's GDP was falling short of the early forecast of some 7% growth; indeed forecasts for the current fiscal year, ending March 2001, have subsequently been reduced to nearer 5% growth. A disappointing monsoon, which had a serious effect on rural consumption, and regional droughts are partly to blame whilst the rising crude oil price took a more serious toll. These concerns were almost immediately reflected in a weaker currency providing the government no choice but to raise both interest rates and oil prices. An attempted mid-autumn Nasdaq rally was followed by a further collapse as earnings downgrades became more frequent in the US.

                                    --- 4 ---
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[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT REVIEW (continued)
--------------------------------------------------------------------------------

Despite improvements in year-end earnings of Indian technology companies of up to 75%, as reported in May-June, a sharp fall in bellwether technology stock Infosys, also listed on Nasdaq, forced the Indian stock market to end both your Fund's fiscal, and calendar, 2000 on a weak note.

Looking ahead, the outlook is mixed. Assuming a positive view of the global macro-picture, liquidity is reviving and the price of oil is easing. The Federal Reserve has, and is expected to continue to, cut interest rates in an effort to stave off, or at least compress, a recession in the United States. The India Millennium Bond, that mobilized over US$5 billion of offshore savings, is providing a much needed liquidity injection. This combined with weak demand for credit and the Fed's actions, should result in a flat interest rate environment in India in the short to medium term.

India's real economic indicators present a varied scenario. On one hand, demand for cement, steel and commercial vehicles has reduced and, as industrial production has slowed from the oversupply within many heavy industries, investment is now more muted. On the other hand, export growth, whilst slowing, is still strong -- up over 20% in the first half of fiscal 2000/2001. Most importantly, the Government is finally making headway on reducing the fiscal deficit. Total tax revenues are up 18% in the first half of fiscal 2001 whilst expenditure is actually below budget.

At the time of writing, the Rupee appears to have stabilized, supported by the Millennium Bond issue and the easing price of oil. Indeed, India's foreign exchange reserves are now at an all time high of $39 billion. That said, we take this opportunity to caution investors yet again that an annual 5-10% currency depreciation must be factored into investment expectations.

The primary question now revolves around India's technology sector. Financial results for the quarter ending December 2000 were both within expectations and excellent. Leading companies such as Satyam and Infosys have reported earnings growth in excess of 125%. Yet, in line with the sentiment on Nasdaq, share prices have hardly moved. Investors perceive that earnings growth will slow as the U.S. economy slips towards an economic landing -- be it soft or hard. We await stock prices within India's technology sector to stabilize to provide renewed spirit for the stock market.

Your Fund's investment strategy for 2001 is to retain cash reserves until a suitable re-entry point into the technology sector presents itself. Ahead of that time, your Fund is positioned to capture the positive effects of improving domestic and global liquidity in being overweight in financials and cyclicals, the textbook beneficiaries of falling interest rates. Your manager's investment methodology remains unchanged -- namely being primarily bottom-up stock pickers, but always paying heed to regional and global trends.

Our regular readers will have noticed that this review has not touched upon politics. There is little to say: the BJP coalition government remains intact and should serve out its entire five-year term. Privatizations are, as usual, behind schedule. A key future issue will be the sale of Air India that has evinced interest from class international carriers such as Singapore Airlines, Delta and Air France.

Sadly, a repeat issue on which I need to write and for which an ever-increasing amount of both my, and your Board's, time has been consumed is the matter of the discount at which your Fund's share price trades relative to its NAV. Your Board has been very active for some time on this issue and has committed itself in both word and deed to continue a program of proactivity.

Regular readers will recall the various issues about which I have written and in particular the fact that we have no magic formula to resolve the situation. Over the past two years we as a Board have taken

                                    --- 5 ---

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT REVIEW (concluded)
--------------------------------------------------------------------------------

several major steps in an endeavor to help both your Fund and the industry as a whole to rectify this discount issue. Your Board instituted two share repurchase schemes, each for up to 10% of the issued capital, as the best ongoing means of managing the discount: we remain in the second of these programs presently. To augment the aforementioned share repurchase programs we instituted a tender offer for 30% of the outstanding shares at a price of 95% of NAV which was completed in October. We have, within the constraints of the U.S. SEC's guidelines, made the repurchase scheme a permanent program for your Fund. Previously we set out the maximum levels of pain that we as a Board are prepared to accept on behalf of shareholders before we will take further actions in the form of an annual tender offer that would, if continued, lead to the ultimate implosion of the Fund. Your Board is looking at other alternatives for the Fund. Further, we have investigated and found means of reducing operating costs that have led to two separate reductions in overall fees by 0.2% representing a 15% reduction in operating costs. I would hasten to add that such reductions in no way reduce the incentive to the Investment Manager to provide his very best to your Fund. Your Board commends the Investment Manager for his performance and noticeable relative outperformance of the peer group.

We appreciate the support that we have received from shareholders on the actions that we have taken on this discount issue and I would like to add that if we have not been able to seek your views personally, it has not been without trying!

Your Board hopes that events in the Indian market will continue to provide opportunities for us all to benefit financially from your Fund and that both the efforts of your Fund and others in the industry to eradicate the discount issue will be successful in the near term.

Yours very sincerely


Julian Reid

/s/ Julian Reid

Julian Reid
Chairman, Jardine Fleming India Fund, Inc.
Mauritius, January 18, 2001

                                    --- 6 ---
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JARDINE FLEMING
INDIA FUND, INC.

MAJOR HOLDINGS
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2000
                                                                                           % of
Company                                                                                 Net Assets
--------------------------------------------------------------------------------------------------
HINDUSTAN LEVER LTD. ("HL")                                                                 11.0

Majority owned by Unilever, HL is the largest listed company in India by market capitalization and possesses an unparalleled distribution system. HL's return on equity of 40% is evidence of the company's outstanding management. With
India's consumption on a long-term upward trend, HL should achieve above average growth for years to come.

INFOSYS TECHNOLOGIES LTD.                                                                    8.7

Infosys is considered to be India's premier integrated IT solutions provider.
Management is renowned for its emphasis on customer relations, transparency, and generating shareholder returns. Future growth rates of 50% are expected due to global demand for cost effective software solutions.

RELIANCE INDUSTRIES LTD. ("RI")                                                              7.5

RI is India's leading industrial entity, dominating polyester and ethylene production with its fully integrated complexes. RI also owns a majority stake in India's biggest refinery.

ITC LTD.                                                                                     7.0

A subsidiary of B.A.T., ITC is India's largest manufacturer and distributor of cigarettes. After years of low return diversification, management is focusing on its core business, thereby increasing ITC's already strong cash flows.

SATYAM COMPUTER SERVICES LTD. ("SC")                                                         6.6

SC is a totally integrated IT solutions provider, selling its services to clients all over the world. By utilizing India's large pool of inexpensive yet talented computer engineers, the company is able to provide cost effective solutions to major IT problems. Annualized sales growth rates for SC exceed 50%.

                                    --- 7 ---
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JARDINE FLEMING
INDIA FUND, INC.

MAJOR HOLDINGS (concluded)
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2000
                                                                                         % of
Company                                                                               Net Assets
------------------------------------------------------------------------------------------------
STERLITE OPTICAL TECHNOLOGIES LTD. ("SOT")                                                5.6

SOT, created via a spin-off of the telecom business of Sterlite Industries Ltd., provides optical fibre, cable and jelly filled telecom cable products.

NIIT LTD.                                                                                 4.8

NIIT is India's leading computer education company with owned and/or franchised outlets all over India and increasingly throughout Asia. The company has also successfully diversified into software solutions.

STATE BANK OF INDIA LTD. ("SBI")                                                          4.1

SBI provides a wide range of banking and financial services to corporate, institutional, commercial, agricultural, industrial and individual customers throughout India. The bank also provides international banking to its Indian customers and has operations in 34 countries.

HINDALCO INDUSTRIES LTD. ("HI")                                                           3.4

HI is an integrated aluminum manufacturer. The company mines bauxite and refines it into alumina. Additional operations include the smelting of alumina into aluminum, the manufacture of semi-fabricated rolled and extruded products, and the generation of power.

MOREPEN LABORATORIES LTD. ("ML")                                                          3.0

ML operates a pharmaceutical company in India. The company's products include "Loratadine," "Xecof," "Dom-T," "Saltum," "Zanzoepn" and "Gastropen."

                                    --- 8 ---

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JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2000
------------------------------------------------------------------
                                                             % of
                                                  Value      Net
Description                           Shares       US $     Assets
------------------------------------------------------------------
INDIAN EQUITY INVESTMENTS (102.1%)
------------------------------------------------------------------
AUTOMOBILES & ANCILLIARIES (3.4%)
 DC Design Ltd.* (a)                   6,000    1,921,845     2.1
 Mahindra & Mahindra Ltd. GDR        150,000      459,375     0.5
 TVS Suzuki Ltd.                     191,992      713,769     0.8
------------------------------------------------------------------
                                                3,094,989     3.4
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
BANKING & FINANCE (6.6%)
 HDFC Bank Ltd.                      340,000    1,605,979     1.8
 State Bank of India Ltd.            200,150      776,153     0.8
 State Bank of India Ltd. GDR        400,000    3,005,000     3.3
 Vysya Bank Ltd.                     259,950      615,320     0.7
------------------------------------------------------------------
                                                6,002,452     6.6
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
CHEMICALS & DERIVATIVES (7.5%)
 BOC Ltd.*                               100           60     0.0
 ICI (India) Ltd.                         93          164     0.0
 Reliance Industries Ltd.            975,142    6,825,786     7.5
------------------------------------------------------------------
                                                6,826,010     7.5
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
COMPUTER EDUCATION (6.9%)
 NIIT Ltd.                           120,000    4,350,416     4.8
 Software Solutions Integrated Ltd.   53,875    1,873,430     2.1
------------------------------------------------------------------
                                                6,223,846     6.9
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
CONSTRUCTION & MATERIALS (0.4%)
 Associated Cement Companies Ltd.        630        1,919     0.0
 Gujarat Ambuja Cements Ltd.             800        2,623     0.0
 India Cements Ltd.                  411,250      386,837     0.4
------------------------------------------------------------------
                                                  391,379     0.4
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                    --- 9 ---

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JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT PORTFOLIO (continued)
--------------------------------------------------------------------------------


AT NOVEMBER 30, 2000
------------------------------------------------------------------------
                                                                  % of
                                                      Value       Net
Description                              Shares       US $       Assets
------------------------------------------------------------------------
CONSUMER NON-DURABLES (18.0%)
 Hindustan Lever Ltd.                  2,414,942    9,942,362      11.0
 ITC Ltd.                                300,000    5,215,887       5.7
 ITC Ltd. GDR                             60,000    1,147,500       1.3
------------------------------------------------------------------------
                                                   16,305,749      18.0
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DIVERSIFIED/MISCELLANEOUS (4.3%)
 Great Eastern Shipping Co. Ltd.       2,500,000    1,873,799       2.0
 Modi Luft Ltd.*                       2,480,300      783,866       0.9
 New Delhi TV Ltd.* (a)                  324,335    1,302,050       1.4
------------------------------------------------------------------------
                                                    3,959,715       4.3
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
ENGINEERING (0.3%)
 Unitech Ltd.                            400,000      313,474       0.3
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
INFORMATION TECHNOLOGY (22.9%)
 Cyberspace Ltd.                         365,000    1,135,997       1.2
 Encore Software Ltd.*                    25,000       53,438       0.1
 HCL Technologies Ltd.                   180,000    2,301,986       2.5
 Hughes Software Systems Ltd.             36,000      694,939       0.8
 Infosys Technologies Ltd.                52,000    7,949,016       8.7
 Polaris Software Laboratories Ltd.      190,402    2,074,378       2.3
 Rediff.com India Ltd. ADR*              170,524      650,123       0.7
 Satyam Computer Services Ltd.           825,000    5,952,755       6.6
------------------------------------------------------------------------
                                                   20,812,632      22.9
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
MEDIA (1.0%)
 ETC Networks Ltd.*                       64,450      167,490       0.2
 UTV Software Communications Ltd. (a)    210,000      672,646       0.8
------------------------------------------------------------------------
                                                      840,136       1.0
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                   --- 10 ---

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

INVESTMENT PORTFOLIO (continued)
--------------------------------------------------------------------------------


AT NOVEMBER 30, 2000
----------------------------------------------------------------------
                                                                 % of
                                                      Value      Net
Description                             Shares        US $      Assets
----------------------------------------------------------------------
METALS (3.4%)
 Hindalco Industries Ltd.               125,000     1,853,913     2.1
 Hindalco Industries Ltd. GDR            75,000     1,213,125     1.3
----------------------------------------------------------------------
                                                    3,067,038     3.4
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
PETROLEUM & ENERGY (3.7%)
 BSES Ltd.                                  170           773     0.0
 BSES Ltd. GDR                           44,545       629,198     0.7
 Reliance Petroleum Ltd.*             2,150,246     2,686,086     3.0
----------------------------------------------------------------------
                                                    3,316,057     3.7
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
PHARMACEUTICALS (14.1%)
 CIPLA Ltd.                              98,000     2,069,865     2.3
 Hoechst Marion Roussel Ltd.            152,000     1,576,152     1.8
 Lupin Laboratories Ltd.                243,000     1,107,848     1.2
 Morepen Laboratories Ltd.            1,075,000     2,751,201     3.0
 Ranbaxy Laboratories Ltd.              140,000     2,318,834     2.6
 Sun Pharmaceuticals Industries Ltd.    161,200     1,741,944     1.9
 Wockhardt Ltd.                         150,000     1,210,442     1.3
----------------------------------------------------------------------
                                                   12,776,286    14.1
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                   --- 11 ---

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JARDINE FLEMING
INDIA FUND, INC.


INVESTMENT PORTFOLIO (concluded)
---------------------------------------------------------------------------
                                                                    % of
                                                          Value      Net
Description                                  Shares        US $     Assets
---------------------------------------------------------------------------

TELECOMMUNICATIONS (9.6%)
 Himachal Futuristic Communications Ltd.     72,000     2,117,873     2.3
 Shyam Telecom Ltd.                         154,600       809,644     0.9
 Sterlite Industries (India) Ltd.           198,738       703,413     0.8
 Sterlite Optical Technologies Ltd.*        265,000     5,105,338     5.6
---------------------------------------------------------------------------
                                                        8,736,268     9.6
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
TOTAL INDIAN EQUITY INVESTMENTS (102.1%)
 (cost $92,689,516)                                    92,666,031   102.1
---------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (2.1)%           (1,906,300)   (2.1)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
NET ASSETS (100.0%)                                    90,759,731   100.0
===========================================================================

ADR -- American Depositary Receipt

GDR -- Global Depositary Receipt

* Non-income producing security.

(a) Fair valued security, aggregating $3,896,541 or 4.3% of net assets.

(b) Aggregate cost for federal income tax purposes is $93,197,704. The aggregate unrealized appreciation (depreciation) for all securities is as follows:

                                           US $
---------------------------------------------------
Excess of market value over tax cost    16,671,199
Excess of tax cost over market value   (17,202,872)
---------------------------------------------------
Net unrealized depreciation               (531,673)
===================================================

                 See accompanying notes to financial statements

                                   --- 12 ---

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AT NOVEMBER 30, 2000
-------------------------------------------------------------------------------------------------
                                                                                         US $
-------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------
Investments at value (cost $92,689,516)                                              92,666,031
Cash (including Indian rupees with a cost of $665,517 and value of $666,151)          1,860,864
Receivable for investments sold                                                       1,641,726
Dividends receivable                                                                     19,236
Prepaid expenses and other assets                                                        81,761
-------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         96,269,618
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
LIABILITIES
-------------------------------------------------------------------------------------------------
Loan payable (including accrued interest of $17,319)                                  4,687,319
Payable for Fund shares repurchased                                                     398,850
Payable to Investment Adviser                                                            86,991
Payable to Administrators                                                                21,947
Payable for investments purchased                                                           820
Accrued expenses                                                                        313,960
-------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     5,509,887
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                           90,759,731
=================================================================================================
Net assets consist of:
Common stock, $0.001 par value 6,549,252 shares issued and outstanding (100,000,000
 shares authorized)                                                                       6,549
Additional paid-in capital                                                           81,652,519
Accumulated net realized gain                                                         9,124,800
Net unrealized depreciation of investments and other assets
 and liabilities denominated in foreign currency                                        (24,137)
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                           90,759,731
=================================================================================================
NET ASSET VALUE PER SHARE ($90,759,731  (divided by)  6,549,252)                          13.86
=================================================================================================

                 See accompanying notes to financial statements

                                   --- 13 ---

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JARDINE FLEMING
INDIA FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED NOVEMBER 30, 2000
-----------------------------------------------------------------------------
                                                                      US $
-----------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------
Dividends                                                          1,525,299
Interest                                                             160,582
-----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                            1,685,881
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
EXPENSES
-----------------------------------------------------------------------------
Investment advisory fees                                           1,975,315
Interest expense                                                     928,480
Administration fees and expenses                                     355,052
Custodian and accounting fees                                        347,890
Directors' fees and expenses                                         155,095
Legal fees                                                           138,603
Reports to shareholders                                               97,375
Audit and tax services fees                                           74,120
New York Stock Exchange listing fee                                   35,000
Insurance expense                                                     24,796
Transfer agent fees                                                   16,181
Miscellaneous expenses                                                25,147
-----------------------------------------------------------------------------
TOTAL EXPENSES                                                     4,173,054
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
-----------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (2,487,173)
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
-----------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments                                                      61,962,354
 Foreign currency transactions                                      (442,544)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF:
 Investments                                                     (65,469,112)
 Other assets and liabilities denominated in foreign currency         (1,038)
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                               (3,950,340)
-----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              (6,437,513)
=============================================================================

                 See accompanying notes to financial statements

                                   --- 14 ---

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JARDINE FLEMING
INDIA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     FOR THE YEAR       FOR THE YEAR
                                                                                        ENDED               ENDED
                                                                                  NOVEMBER 30, 2000   NOVEMBER 30, 1999
                                                                                         US $               US $
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                                                  (2,487,173)        (1,313,511)
 Net realized gain on investments and foreign currency
   transactions                                                                       61,519,810         13,381,376
 Net change in unrealized appreciation/depreciation of
   investments and other assets and liabilities
   denominated in foreign currency                                                   (65,470,150)        74,964,477
-----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
   resulting from operations                                                          (6,437,513)        87,032,342
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
-----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
 Cost of shares repurchased pursuant to Tender
   Offer Program                                                                     (38,110,773)                --
 Cost of shares repurchased pursuant to Share
   Repurchase Programs                                                               (25,551,193)                --
-----------------------------------------------------------------------------------------------------------------------
 Net decrease in net assets from capital stock transactions                          (63,661,966)                --
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                (70,099,479)        87,032,342
NET ASSETS:
 Beginning of year                                                                   160,859,210         73,826,868
-----------------------------------------------------------------------------------------------------------------------
 End of year                                                                          90,759,731        160,859,210
=======================================================================================================================

                 See accompanying notes to financial statements

                                   --- 15 ---

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each year is presented below.

                                                                                    FOR THE YEAR ENDED
                                                                                       NOVEMBER 30,
                                                                                 -------------------------
                                                                                     2000         1999
                                                                                     US $         US $
                                                                                 -------------------------
Net asset value, beginning of year                                                   14.23          6.53
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                                                 (0.25)*      ( 0.11)
 Net realized and unrealized gain (loss) on
   investments and other assets and liabilities
   denominated in foreign currency                                                   (1.39)*        7.81
----------------------------------------------------------------------------------------------------------
Total from investment operations                                                     (1.64)         7.70
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Anti-dilutive effect of:
   Shares repurchased pursuant to the Tender
    Offer Program                                                                     0.30            --
   Shares repurchased pursuant to the Share
    Repurchase Programs                                                               0.97            --
----------------------------------------------------------------------------------------------------------
Total from capital share transactions                                                 1.27            --
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                         13.86         14.23
==========================================================================================================
MARKET PRICE, END OF YEAR                                                             9.750         9.438
==========================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (A)
 Net asset value                                                                     (2.60)%      117.92%
 Market price                                                                         3.31%        86.41%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000 omitted)                                             $90,760      $160,859
 Ratio of expenses to average net assets                                              2.43%         2.50%
 Ratio of expenses to average net assets,
   excluding interest expense                                                         1.89%         2.14%
 Ratio of net investment loss to average net
   assets                                                                            (1.45)%       (1.18)%
 Portfolio turnover rate                                                                65%           56%

                                                                                     FOR THE YEAR ENDED NOVEMBER 30,
                                                                                 ---------------------------------------
                                                                                      1998         1997         1996
                                                                                      US $         US $         US $
                                                                                 ---------------------------------------
Net asset value, beginning of year                                                      8.09        6.82          7.74
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                                                   (0.10)      (0.13)        (0.14)
 Net realized and unrealized gain (loss) on
   investments and other assets and liabilities
   denominated in foreign currency                                                     (1.46)       1.40         (0.78)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                       (1.56)       1.27         (0.92)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Anti-dilutive effect of:
   Shares repurchased pursuant to the Tender
    Offer Program                                                                         --          --            --
   Shares repurchased pursuant to the Share
    Repurchase Programs                                                                   --          --            --
------------------------------------------------------------------------------------------------------------------------
Total from capital share transactions                                                     --          --            --
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                            6.53        8.09          6.82
========================================================================================================================
MARKET PRICE, END OF YEAR                                                               5.063       6.625         6.375
========================================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (A)
 Net asset value                                                                      (19.28)%     18.62%       (11.89)%
 Market price                                                                         (23.58)%      3.92%       (29.17)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000 omitted)                                             $  73,827     $91,430     $  77,123
 Ratio of expenses to average net assets                                                2.81%       2.68%         3.28%
 Ratio of expenses to average net assets,
   excluding interest expense                                                           2.77%       2.35%         2.83%
 Ratio of net investment loss to average net
   assets                                                                              (1.32)%     (1.52)%       (1.55)%
 Portfolio turnover rate                                                                  73%         53%           81%

-----------
* Based on average daily shares outstanding during the year ended November 30, 2000.

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in years where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

                 See accompanying notes to financial statements

                                   --- 16 ---

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2000

1.  ORGANIZATION AND CAPITAL

    Jardine Fleming India Fund, Inc. (the "Fund") (NYSE: JFI) was incorporated in the State of Maryland on January 5, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 with the objective of seeking capital appreciation by investing primarily in equity securities of Indian companies.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund.

    I)    SECURITY VALUATION

           All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

    II)    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

           Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

    III)   FOREIGN CURRENCY TRANSLATION

           The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

           o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;


           o purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

           The resulting net foreign currency gain or loss is included in the Statement of Operations.

           The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in market

                                   --- 17 ---

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

           prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

           Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

    IV)    DIVIDENDS AND DISTRIBUTIONS

           Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital. To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2000 attributable to a net operating loss for the year and realized foreign currency losses, the Fund's undistributed net investment loss was decreased by $2,487,173, accumulated net realized gain was increased by $442,544 and additional paid-in capital was decreased by $2,929,717.

3.  INVESTMENT ADVISER AND ADMINISTRATORS

    I) Jardine Fleming International Management Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., effective December 29, 2000 provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement and the addenda amending it. Under this amended agreement, the Investment Adviser was paid a monthly fee at the annual rate of 1.25% of the Fund's average weekly net assets. With effect from December 1, 1999, the annual rate was reduced to 1.15% of the Fund's average weekly net assets, as agreed by the Board of Directors on January 20, 2000. Previously, on July 1, 1999, the investment advisory fee was reduced from an annual rate of 1.35% to 1.25% of the Fund's average weekly net assets.

    II) Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), an indirect wholly-owned subsidiary of UBS AG, provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets up to $200 million and 0.10% of such net assets in excess of $200 million, subject to a minimum annual fee of $200,000. With effect from December 1, 1999, the annual rate was increased to 0.18% of the Fund's average weekly net assets up to $250 million and 0.15% of such net assets in excess of $250 million, subject to a minimum annual fee of $250,000, as agreed by the Board of Directors on January 20, 2000.

           Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $1,500, a quarterly fee of $1,000, and receives reimbursement for certain

                                   --- 18 ---

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

       out-of-pocket expenses. With effect from December 1, 1999, the monthly fee was increased to $2,000, as agreed by the Board of Directors on January 20, 2000.

4.  PORTFOLIO TRANSACTIONS

    For the year ended November 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $109,463,969 and $188,439,255, respectively.

    At November 30, 2000, the Fund owned securities valued at approximately $4,404 which were in the process of being registered in the name of the Fund or being dematerialized. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process, as applicable.

5.  U.S. FEDERAL INCOME TAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, realized capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax. During the year ended November 30, 2000, the Fund utilized $52,743,860 of capital losses carried forward in prior years.

6.  FOREIGN INCOME TAXES

    The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident of Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997. Effective June 1, 1997, dividend income from domestic companies is exempt from Indian income tax. The Fund is subject to and accrues 20% Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on its taxable income for Mauritius tax purposes at rates which, when offset by the credit available with respect to tax withheld in India, will result in a net payment in Mauritius with respect to such taxable income at an effective rate of approximately 1%. For the year ended November 30, 2000, no provision for Mauritian taxes is considered necessary as a result of the net investment loss incurred by the Fund.

    The Indian tax authorities in March 2000 issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997 denying the benefits of the tax treaty between India and Mauritius. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20% instead of the 15% rate claimed by the Fund under the tax treaty between India and Mauritius. Similar assessment orders were issued to several other mutual fund companies relying on the tax treaty between India and Maritius. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") "clarifying" their position on the Indian taxation under the India-Mauritius tax treaty that wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the tax treaty between India and Mauritius. The Fund, relying on Circular 789 filed a revision petition with

                                   --- 19 ---

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

    Commissioner of Income Tax in India ("CIT") to revise the March 2000 Assessment Order in light of Circular 789. The CIT is required to issue his order on the revision petition by March 31, 2002. Further, litigation has been initiated by a public interest group in India in the courts challenging the CBDT circular which is currently unresolved. No provision for additional income taxes of 5% that may be payable with respect to dividends declared, paid or distributed prior to June 1, 1997 earned by the Fund and on net realized gains and unrealized appreciation to date is considered necessary in view of Circular 789. To the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which are at the rates of 10% on long-term and 30% on short-term capital gains, and could be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

    The foregoing is based on current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

7.  TRANSACTIONS WITH AFFILIATES

    The Investment Adviser, out of its advisory fee, pays PaineWebber a fee in an amount equal to 0.10% of the value of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investments). For the year ended November 30, 2000, $171,767 was paid or accrued by the Investment Adviser to PaineWebber for such services. In addition, in connection with the Fund's Share Repurchase Programs (see
    Note 9), PaineWebber received $86,054 in brokerage commissions on the Fund's shares repurchased during the year ended November 30, 2000. For the year ended November 30, 2000, the Administrator, an affiliate of PaineWebber, earned $308,964 in administration fees from the Fund.

    For the year ended November 30, 2000, the Fund paid a total of approximately $147,396 in brokerage commissions to Jardine Fleming India Broking Ltd. and Jardine Fleming India Securities Ltd., both affiliates of the Investment Adviser. Jardine Fleming India Broking Ltd. was amalgamated with Jardine Fleming India Securities Ltd. with effect from September 15, 2000.

    The Fund had a multi-currency Revolving Credit Agreement (the "Credit Agreement"), payable on demand, with Jardine Fleming Bank Limited ("JF Bank"), an affiliate of the Investment Adviser. The maximum credit available under the Credit Agreement is the lower of $31,000,000 (increased from $20,000,000 as of January 13, 2000) or 20% of the Fund's assets. Interest payments on borrowings are to be agreed at the time of drawing (currently based on 1.75% per annum over JF Bank's cost of funds). For the year ended November 30, 2000, the weighted average interest rate paid by the Fund was 6.9% and the maximum and average amount of the loan outstanding during the borrowing period was $27,962,341 and $15,021,785, respectively. For the year ended November 30, 2000, $728,998 was paid or accrued by the Fund to JF Bank for interest under the Credit Agreement. On October 31, 2000, this Credit Agreement was terminated.

8.  REVOLVING CREDIT AGREEMENT

    On February 2, 2000, the Fund entered into a multi-currency Revolving Credit Agreement (the "Revolving Credit Agreement"), payable on demand, with Danske Bank A/S (formerly Den Danske Bank). The maximum credit available under the Revolving Credit Agreement is the lower of $20,000,000 or 20% of the net asset value of the Fund. Interest payments on borrowings are to be agreed at the time of drawing. For the year ended November 30, 2000, the weighted average interest rate paid by the Fund was 6.8% and the maximum and average amount of the loan outstanding during the borrowing period was $19,163,113 and $10,829,240, respectively. For the year ended November 30, 2000, $199,482 was paid or accrued by the Fund to Danske Bank A/S for interest under the Revolving Credit Agreement. At November 30, 2000, $4,687,319 was outstanding pursuant to the Revolving Credit Agreement including accrued interest of $17,319.

                                   --- 20 ---

[LOGO]

JARDINE FLEMING
INDIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------

9.  CAPITAL STOCK

    There are 100,000,000 shares of $0.001 par value capital stock authorized. During the year ended November 30, 2000, the Fund's Board of Directors approved two Share Repurchase Programs ("Share Repurchase Programs") each authorizing the Fund to purchase up to an aggregate of 10% of the outstanding shares of its common stock. For the period February 1, 2000 (commencement of Share Repurchase Programs) through November 30, 2000, the Fund repurchased 1,721,081 shares of its common stock on the open market at a total cost of $25,551,193 including brokerage commissions. These shares were repurchased at a weighted average market price per share of $14.80 (before commissions) and a weighted average discount from net asset value of 27.62%.

    At special meetings of the Board of Directors in August and September, 2000, the Board of Directors approved a tender offer for the Fund to purchase up to 30% of the outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share as of the tender expiration date. The tender offer commenced on September 14, 2000 and expired on October 12, 2000. In connection with the tender offer, the fund purchased 3,036,836 shares of common stock at a total cost of $38,110,773.

    The shares repurchased during the year ended November 30, 2000 pursuant to the Share Repurchase Programs and the Tender Offer Program have been retired by the Fund.

    On November 10, 2000, the Fund's Board of Directors announced a strategic action program (the "Program") to enhance shareholder value. Under the Program, beginning in 2001 and to the extent permitted under the U.S. law, the Fund will conduct an annual tender offer if the Fund's average discount to net asset value per share exceeds 20% during a 13-week measurement period to be set each year by the Board of Directors. The tender offers will be for at least 10% of the Fund's outstanding shares at a per share purchase price of 95% of the net asset value per share.

    On December 18, 2000, the Board of Directors of the Fund declared a long term capital gain distribution of $1.4727 per share payable on January 12, 2001 to shareholders of record as of December 28, 2000.

10. CONCENTRATION OF RISK

    Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other things, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region. At November 30, 2000, the Fund has a concentration of its investments in the information technology industry. The values of such investments may be affected by economic and political developments in the information technology industry.

                                   --- 21 ---
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JARDINE FLEMING
INDIA FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of

Jardine Fleming India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming India Fund, Inc. (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

January 18, 2001

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JARDINE FLEMING
INDIA FUND, INC.

OTHER INFORMATION
--------------------------------------------------------------------------------
SPECIAL SHAREHOLDERS' MEETING


The Fund held a special meeting of shareholders on November 22, 2000. Shareholders voted to approve the new investment advisory and management agreement between Jardine Fleming International Management Inc. and the Fund. The resulting vote count for the proposal is indicated below:

                      For:                    4,547,682
                      Against:                   67,250
                      Withheld Authority:        11,685

                                   --- 23 ---
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JARDINE FLEMING
INDIA FUND, INC.

DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:

1) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").

2) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank & Trust Company (the "Plan Agent"), as dividend paying agent.

The following should be noted with respect to the Plan:

1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would most likely be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.

2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.

3) For US federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the payment date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.

5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact the Plan Agent at the following address or call toll-free 800-426-5523.

   State Street Bank & Trust Company
   P.O. Box 8200
   Boston, MA 02266-8200
   USA

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DIRECTORS AND OFFICERS
-----------------------------------------------
Julian M.I. Reid -- Director & Chairman of the Board
Jean Jocelyn de Chasteauneuf -- Director
Ashok V. Desai -- Director
A. Douglas Eu -- Director & President of the Fund
Timothy R.H. Kimber -- Director
Ernest L. Rene Noel -- Director
Paul H. Schubert -- Treasurer & Secretary
Joanne M. Kilkeary - Assistant Treasurer

INVESTMENT ADVISER
-----------------------------------------------
Jardine Fleming International Management Inc.
P.O. Box 3151
Road Town, Tortola
British Virgin Islands

ADMINISTRATOR
-----------------------------------------------
Mitchell Hutchins Asset Management Inc.
51 W. 52nd Street
New York, NY 10019
USA

MAURITIUS ADMINISTRATOR
-----------------------------------------------
Multiconsult Ltd.
P.O. Box 799
Les Jamalacs
Vieux Conseil Street
Port Louis
Mauritius

CUSTODIAN
-----------------------------------------------
Citibank, N.A.
New York:
Citicorp Center
153 East 53rd Street
New York, NY 10043
USA

Hong Kong:
Citibank Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong

India:
First Floor, Sakhar Bhawan
Nariman Point 230 Backbay Reclamation
Mumbai 400 021
India

INDEPENDENT ACCOUNTANTS
-----------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
USA

LEGAL COUNSEL
-----------------------------------------------
Cleary, Gottlieb, Steen & Hamilton
New York:
1 Liberty Plaza
New York, NY 10006
USA

Hong Kong:
39/F, Bank of China Tower
1 Garden Road
Hong Kong

REGISTRAR, TRANSFER AGENT &
DIVIDEND PAYING AGENT
-----------------------------------------------
State Street Bank & Trust Company
P.O. Box 8200
Boston, MA 02266-8200
USA

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.







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                           INDIA FUND, INC.

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                                 Annual Report
                               November 30, 2000




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